UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) October 31, 2006
RailAmerica, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-32579	65-0328006

(Commission File Number)	(IRS Employer Identification No.)
5300 Broken Sound Boulevard, N.W., Boca Raton, Florida 33487
(Address of Principal Executive Offices) (Zip Code)
(561) 994-6015
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On October 31, 2006, RailAmerica, Inc. (the “Company”) issued a press release announcing the Company’s results of operations for the third quarter ended September 30, 2006. The Company will hold a conference call on October 31, 2006, at 10:00am EDT and post a presentation that will be used during the conference call on the Company’s website at www.railamerica.com.
Item 7.01. Regulation FD Disclosure
     On October 31, 2006, the Company issued a press release announcing the Company’s results of operations for the third quarter ended September 30, 2006. The Company will hold a conference call on October 31, 2006, at 10:00am EDT and post a presentation that will be used during the conference call on the Company’s website at www.railamerica.com.
     The attached press release and presentation contain forward-looking statements regarding future events and the performance of the Company that involve risks and uncertainties that could cause actual results and actions to differ materially, including, but not limited to, the Company’s Process Improvement Project, fuel costs, foreign currency risks, weather, casualties, Class I congestion, failure to complete proposed acquisitions, failure to successfully integrate recent acquisitions, failure to service debt, failure to complete asset sales, economic conditions, customer demand, increased competition in the relevant market, tax benefits/credits and others. The Company assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If the Company does update any forward-looking statement, no inference should be drawn that the Company will make additional updates with respect to that statement or any other forward-looking statements. We refer you to the documents that the Company files from time to time with the Securities and Exchange Commission, such as the Form 10-K, Form 10-Q and Form 8-K, which contain additional important factors that could cause its actual results to differ from its current expectations and from the forward-looking statements contained in the attached press release and presentation.
     The information in this Form 8-K and the exhibits attached hereto shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference in any Company filing under the Securities Act of 1933, as amended.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
     (d) The following exhibits are being furnished herewith:

Exhibit No.	Description

99.1	Press Release, dated October 31, 2006, issued by the Company announcing its third quarter 2006 operating results.

99.2	Presentation to be given on October 31, 2006, at 10:00am EDT as part of the third quarter 2006 earnings conference call.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAILAMERICA, INC.
Date: October 31, 2006	By:	/s/ Michael J. Howe
		Name:	Michael J. Howe
		Title:	Executive Vice President, Chief Financial Officer, and Treasurer (Principal Financial Officer)

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